UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

__________________________________

Date of Report (Date of earliest event reported): March 5, 2015 (February 27, 2015)

American Realty Capital Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-190698	80-0943668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue

New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The descriptions of the Loan Assumption Agreements, the Loan Agreement evidencing the Additional Loan, the Limited Liability Company Agreements, the Customary Guaranties, the Supplemental Guaranty and the PIP Guaranty set forth in Items 2.01 and 2.03 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01 in their entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 27, 2015, American Realty Capital Hospitality Trust, Inc. (the “Company”), through indirect subsidiaries of the Company’s operating partnership, closed on the acquisition from W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., W2007 EQI Urbana Partnership, L.P., W2007 EQI Seattle Partnership, L.P., W2007 EQI Savannah 2 Partnership, L.P., W2007 EQI Rio Rancho Partnership, L.P., W2007 EQI Orlando Partnership, L.P., W2007 EQI Orlando 2 Partnership, L.P., W2007 EQI Naperville Partnership, L.P., W2007 EQI Milford Partnership, L.P., W2007 EQI Louisville Partnership, L.P., W2007 EQI Knoxville Partnership, L.P., W2007 EQI Jacksonville Partnership I, L.P., W2007 EQI Indianapolis Partnership, L.P., W2007 EQI Houston Partnership, L.P., W2007 EQI HI Austin Partnership, L.P., W2007 EQI East Lansing Partnership, L.P., W2007 EQI Dalton Partnership, L.P., W2007 EQI College Station Partnership, L.P., W2007 EQI Carlsbad Partnership, L.P., W2007 EQI Augusta Partnership, L.P. and W2007 EQI Asheville Partnership, L.P. (collectively, the “Sellers”) of the fee simple interest or leasehold interest held by the Sellers in a portfolio of 116 hotels assets (each, a “Hotel” and, collectively, the “Portfolio”). The Sellers are owned by W2007 Grace I, LLC and WNT Holdings, LLC which are indirectly owned by one or more Whitehall Real Estate Funds (“Whitehall”), an investment fund controlled by The Goldman Sachs Group, Inc. (“Goldman”).

None of W2007 Grace I, LLC, WNT Holdings, LLC, Whitehall, Goldman or the Sellers have any material relationship with the Company or its subsidiaries, other than through the agreements entered into in connection with the acquisition of the Portfolio.

Acquisition Funding

The aggregate purchase price of the Portfolio was approximately $1.8 billion, exclusive of closing costs. The Company funded approximately $230.1 million of the purchase price of the Portfolio with cash-on-hand raised in its ongoing initial public offering of common stock, approximately $903.9 million through the assumption of the Deutsche Bank Loan and the Mezzanine Loan (each as defined and described below in Item 2.03 of this Current Report on Form 8-K) and approximately $227.0 million by entering into the Loan Agreement (as defined and described below in Item 2.03 of this Current Report on Form 8-K). The remaining $447.1 million of the purchase price was satisfied by the issuance to affiliates of the Sellers of preferred equity interests in two newly-formed Delaware limited liability companies, ARC Hospitality Portfolio I Holdco, LLC (which issued $347.3 million of preferred equity interests) and ARC Hospitality Portfolio II Holdco, LLC (which issued $99.8 million of preferred equity interests), each of which is an indirect subsidiary of the Company and an indirect owner of the Portfolio. The terms of the preferred equity interests are governed by the limited liability company operating agreements of ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC entered into on February 27, 2015 (the “Limited Liability Company Agreements”). The holders of the preferred equity interests are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the preferred equity interests will be entitled to receive their original value (as reduced by redemptions) prior to any distributions being made to the Company or its shareholders. After the earlier to occur of either (i) the date of repayment in full of currently outstanding unsecured obligations of the Company’s operating partnership in the original principal amount of approximately $63.1 million (together with the approximately $3.5 million deferred payment with respect to the March 2014 acquisition of the Georgia Tech Hotel & Conference Center, which is due concurrently) or (ii) the date the gross amount of equity proceeds received by the Company from its ongoing initial public offering following the acquisition of the Portfolio and payment of all acquisition related expenses exceeds $100 million, the Company will be required to use 35% of any proceeds from its ongoing initial public offering to redeem the preferred equity interests at par, up to a maximum of $350 million in redemptions for any 12-month period, allocated pro rata between the two limited liability companies based on the initial number of preferred equity interests issued. The Company will also be required in certain circumstances to apply debt proceeds to redeem the preferred equity interests at par. As of February 27, 2018, the Company will be required to have redeemed 50% of the preferred equity interests. The Company will be required to redeem 100% of the preferred equity interests upon the earlier to occur of (i) 90 days following the stated maturity (including extension options) under the applicable loan documents described under Item 2.03 of this Current Report on Form 8-K below and (ii) February 27, 2019. In addition, the Company will have the right, at its option, to redeem the preferred equity interests, in whole or in part, at any time at par. The holders of preferred equity interests will have certain consent rights over major actions by the Company relating to the Portfolio. If the Company is unable to satisfy the redemption, distribution or other requirements of the preferred equity interests, the holders of preferred equity interests will have certain rights, including the ability to assume control of the operations of the Portfolio through the assumption of control of ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC.

In connection with the issuance of preferred equity interests in ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC, the Company, its operating partnership, Nicholas S. Schorsch, William M. Kahane, Edward M. Weil, Jr. and Peter M. Budko (Mr. Schorsch, Mr. Kahane, Mr. Weil and Mr. Budko, collectively the “Guarantors”) entered into three agreements (the “Customary Guaranties”) making guarantees to the Sellers and their affiliates or indemnifying the Sellers and their affiliates in connection with, among other things, (i) certain liabilities caused by actions of the Company, ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC, the Guarantors or their affiliates, (ii) the redemption obligations of ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC under the Limited Liability Company Operating Agreements and (iii) certain environmental matters related to the Portfolio. The Guarantors are each principals of the parent of the Company’s sponsor and thereby Mr. Schorsch and Mr. Kahane control the parent of the Company’s sponsor, and Mr. Kahane is the executive chairman of the Company. Further details with respect to the material relationships of the Guarantors with the Company can be found in the post-effective amendment to the Company’s Registration Statement on Form S-11 (File No. 333-190698) filed with the U.S. Securities and Exchange Commission on December 24, 2014 (the “Registration Statement”).

The Portfolio

The Hotels are located in 31 states, operate under franchise agreements under the Hilton Worldwide® (“Hilton”), Marriott International® (“Marriott”), Hyatt Hotels Corporation® (“Hyatt”) and Intercontinental Hotels Group® (“Intercontinental”) brands and comprise a total of 13,744 rooms.

The Hotels described below were selected for acquisition because they generally meet the Company’s investment criteria relating to location, market position and hotel condition. The Hotels are globally branded select-service, extended-stay and full-service hotels, and are predominantly located near landmarks such as corporate headquarters, colleges or universities, tourist attractions, airports, retail centers or convention centers. Most of the Hotels are located in high barrier-to-entry markets with multiple demand generators and sustainable growth, and many are market share leaders in their respective locations. The Company believes that, excepting the renovation work that will be required pursuant to the property improvement plans imposed by the franchisors with respect to the Hotels, each Hotel is currently well maintained, with minimum deferred maintenance or renovation required. The purchase price for the Hotels was determined based on a number of factors, including underwriting of historical and projected cash flow from the Hotels, discounted cash flow, internal rate of return and market comparable analyses, analyses of national comparable sales, inspection of each Hotel and its market, reviews of recent appraisal and loan documentation, as well as consultations with market experts such as brokers, appraisers, asset managers and the current property manager.

City	State	Fee/Lease	Brand/Flag	Number of Rooms

Hilton® Assets
Birmingham	AL	Lease	Hampton Inn	129
Phoenix	AZ	Lease	Homewood Suites	124
Colorado Springs	CO	Fee	Hampton Inn	125
Milford	CT	Fee	Hampton Inn	148
Windsor Locks	CT	Fee	Homewood Suites	132
Boynton Beach	FL	Fee	Hampton Inn	164
Boca Raton	FL	Fee	Hampton Inn	94
Deerfield Beach	FL	Fee	Hampton Inn	106
Orlando	FL	Fee	Hampton Inn	170
Palm Beach Gardens	FL	Fee	Hampton Inn	116
West Palm Beach	FL	Fee	Hampton Inn	110

City	State	Fee/Lease	Brand/Flag	Number of Rooms

Orlando	FL	Fee	Homewood Suites	252
Orlando	FL	Fee	Embassy Suites	246
Columbus	GA	Fee	Hampton Inn	118
Augusta	GA	Fee	Homewood Suites	65
Gurnee	IL	Fee	Hampton Inn	134
Naperville	IL	Fee	Hampton Inn	129
Urbana	IL	Fee	Hampton Inn	130
Chicago	IL	Fee	Homewood Suites	233
Indianapolis	IN	Fee	Hampton Inn	128
Overland Park	KS	Fee	Hampton Inn	133
Louisville	KY	Fee	Hilton Garden Inn	112
Peabody	MA	Fee	Hampton Inn	120
Peabody	MA	Fee	Homewood Suites	85
Glen Burnie	MD	Lease	Hampton Inn	116
Madison Heights	MI	Fee	Hampton Inn	123
Northville	MI	Fee	Hampton Inn	124
East Lansing	MI	Fee	Hampton Inn	86
Grand Rapids	MI	Fee	Hampton Inn	84
Kansas City	MO	Fee	Hampton Inn	120
Maryland Heights	MO	Fee	Hampton Inn	122
Fayetteville	NC	Fee	Hampton Inn	121
Gastonia	NC	Fee	Hampton Inn	107
Rio Rancho	NM	Fee	Hilton Garden Inn	129
Albany	NY	Fee	Hampton Inn	153
Westlake	OH	Fee	Hampton Inn	122
Dublin	OH	Fee	Hampton Inn	123
Scranton	PA	Fee	Hampton Inn	129
State College	PA	Fee	Hampton Inn	119
Charleston	SC	Fee	Hampton Inn	124
West Columbia	SC	Fee	Hampton Inn	120
Franklin	TN	Fee	Hampton Inn	127
Chattanooga	TN	Fee	Hampton Inn	167
Alcoa	TN	Fee	Hampton Inn	118
Memphis	TN	Fee	Hampton Inn	124
Pickwick Dam	TN	Fee	Hampton Inn	50
Germantown	TN	Fee	Homewood Suites	92
Austin	TX	Fee	Hampton Inn	121
College Station	TX	Fee	Hampton Inn	133
Addison	TX	Fee	Hampton Inn	158
San Antonio	TX	Fee	Homewood Suites	123
Round Rock	TX	Fee	Hilton Garden Inn	122
Norfolk	VA	Lease	Hampton Inn	117
Seattle	WA	Fee	Homewood Suites	161
Beckley	WV	Fee	Hampton Inn	108
Morgantown	WV	Fee	Hampton Inn	107
Total Hilton® (56 Assets)				7,153

City	State	Fee/Lease	Brand/Flag	Number of Rooms

Marriott® Assets
Mobile	AL	Lease	Residence Inn	66
Mobile	AL	Lease	Courtyard	78
El Segundo	CA	Fee	Residence Inn	150
San Diego	CA	Fee	Residence Inn	95
Carlsbad	CA	Fee	Courtyard	145
San Diego	CA	Fee	SpringHill Suites	137
Tampa	FL	Fee	Residence Inn	78
Fort Myers	FL	Fee	Residence Inn	78
Jacksonville	FL	Fee	Residence Inn	78
Sarasota	FL	Fee	Residence Inn	78
Tallahassee	FL	Fee	Residence Inn	78
Tampa	FL	Fee	Residence Inn	102
Gainesville	FL	Fee	Courtyard	81
Jacksonville	FL	Fee	Courtyard	81
Orlando	FL	Fee	Courtyard	112
Sarasota	FL	Fee	Courtyard	81
Tallahassee	FL	Fee	Courtyard	93
Macon	GA	Fee	Residence Inn	78
Savannah	GA	Fee	Residence Inn	66
Athens	GA	Fee	Courtyard	105
Dalton	GA	Fee	Courtyard	93
Atlanta	GA	Fee	Fairfield Inn & Suites	143
Savannah	GA	Fee[1]	TownePlace Suites	95
Boise	ID	Fee	Residence Inn	104
Elmhurst	IL	Fee	Courtyard	140
Lexington	KY	Fee	Residence Inn	91
Bowling Green	KY	Fee	Courtyard	93
Lexington	KY	Fee	Courtyard	90
Louisville	KY	Fee	Courtyard	140
Lexington	KY	Fee	SpringHill Suites	108
Grand Rapids	MI	Fee	SpringHill Suites	76
Asheville	NC	Fee	Courtyard	78
Asheville	NC	Fee	SpringHill Suites	88
Portland	OR	Fee	Residence Inn	168
Chattanooga	TN	Fee	Residence Inn	76
Knoxville	TN	Fee	Residence Inn	78
Knoxville	TN	Fee	Courtyard	78
Dallas	TX	Lease	Courtyard	184
Houston	TX	Fee	Courtyard	176
Round Rock	TX	Fee	SpringHill Suites	104
Houston	TX	Fee	SpringHill Suites	122
San Antonio	TX	Lease	SpringHill Suites	112
Dallas	TX	Fee	Fairfield Inn & Suites	116
Total Marriott® (43 Assets)				4,413

1 Affiliated ground lease terminated at closing

City	State	Fee/Lease	Brand/Flag	Number of Rooms

Hyatt® Assets
Birmingham	AL	Fee	Hyatt Place	126
Miami	FL	Fee	Hyatt Place	124
Tampa	FL	Fee	Hyatt Place	124
Indianapolis	IN	Fee	Hyatt Place	124
Overland Park	KS	Fee	Hyatt Place	124
Baton Rouge	LA	Fee	Hyatt Place	126
Linthicum Heights	MD	Fee	Hyatt Place	127
Bloomington	MN	Fee	Hyatt Place	126
Albuquerque	NM	Fee	Hyatt Place	126
Las Vegas	NV	Fee	Hyatt Place	202
Blue Ash	OH	Fee	Hyatt Place	125
Columbus	OH	Fee	Hyatt Place	124
Memphis	TN	Fee	Hyatt Place	126
Franklin	TN	Fee	Hyatt Place	126
Glen Allen	VA	Fee	Hyatt Place	124
Total Hyatt® (15 Assets)				1,954

InterContintental Hotels Group® Assets
Miami	FL	Fee	Holiday Inn Express	66
Mt. Pleasant	SC	Fee	Holiday Inn	158
Total InterContinental Hotels Group® (2 Assets)				224

Total Portfolio (116 Assets)				13,744

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Assumption of Loans

On February 27, 2015, the Company, through wholly owned subsidiaries of ARC Hospitality Portfolio I Holdco, LLC, entered into loan assumption agreements with U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-Inns Mortgage Trust, Commercial Mortgage Pass-Through Certificates and U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-MZ Mezzanine Trust, Commercial Mezzanine Pass-Through Certificates (the “Loan Assumption Agreements”) to assume debt in aggregate principal amount of $903.9 million, which amount includes (i) a loan in current principal amount of $801.1 million originally made by German American Capital Corporation to W2007 Equity Inns Realty, L.P. and W2007 Equity Inns Realty, LLC (the “Deutsche Bank Loan”) and (ii) a loan in current principal amount of $102.8 million originally made by German American Capital Corporation to WNT Mezz I, LLC (the “Mezzanine Loan”). The Deutsche Bank Loan and the Mezzanine Loan are collateralized by 96 of the 116 properties in the Portfolio. In connection with the closing of the acquisition of the Portfolio, Sellers caused all other assets encumbered by the Deutsche Bank Loan and the Mezzanine Loan and not included in the Portfolio to be released from the liens of the Deutsche Bank Loan and the Mezzanine Loan.

The Deutsche Bank Loan matures on May 1, 2016, subject to three (one-year) extension rights which, if all three are exercised, would result in an outside maturity date of May 1, 2019 and has an interest rate of (i) for a LIBOR loan, LIBOR plus 3.11% (the “LIBOR Rate”), and (ii) for a prime rate loan, the sum of the “Prime Rate” published in the Wall Street Journal plus the difference (expressed as a number of basis points) between (A) the sum of the LIBOR Rate, minus (B) the Prime Rate. The Deutsche Bank Loan is fully prepayable with certain prepayment penalties prior to May 1, 2015 and prepayable at par after May 1, 2015.

The Mezzanine Loan matures on May 1, 2016, subject to three (one-year) extension rights which, if all three are exercised, would result in an outside maturity date of May 1, 2019. The Mezzanine Loan has an interest rate of: (i) for a LIBOR loan, LIBOR plus 4.77%, and (ii) for prime rate loans, the sum of the Prime Rate, plus the difference (expressed as a number of basis points) between (A) LIBOR plus 4.77%, minus (B) the Prime Rate. The Mezzanine Loan is fully prepayable with certain prepayment penalties prior to May 1, 2015 and prepayable at par after May 1, 2015.

At the closing of the acquisition of the Portfolio, the previous guarantors of the Deutsche Bank Loan and the Mezzanine Loan (the “Goldman Guarantors”) remained as guarantors solely with respect to the limited recourse obligations and environmental indemnities under the loans (the “Recourse Guaranties and Environmental Indemnities”).   In addition, the Company and its operating partnership became guarantors of the Recourse Guaranties and Environmental Indemnities, and the Company entered into a supplemental guaranty agreement with the Sellers and the Goldman Guarantors, which are affiliates of the Sellers (the “Supplemental Guaranty”). The Supplemental Guaranty provides that the Company, together with its operating partnership and the Guarantors, will be jointly and severally liable to reimburse the Goldman Guarantors for any payments they are required to make as a result of the Recourse Guaranties and Environmental Indemnities. The Supplemental Guaranty agreement also provides that, to the extent the Goldman Guarantors have not been released, the Company will be required to pay a guarantee fee of $8 million per annum which will start accruing August 27, 2016, 18 months following the closing of the acquisition of the Portfolio. The Guarantors are each principals of the parent of the Company’s sponsor and thereby Mr. Schorsch and Mr. Kahane control the parent of the Company’s sponsor, and Mr. Kahane is the executive chairman of the Company. Further details with respect to the material relationships of the Guarantors with the Company can be found in the Registration Statement.

Additional Mortgage Financing

On February 27, 2015, the Company, through indirect wholly owned subsidiaries of ARC Hospitality Portfolio II Holdco, LLC, entered into a Loan Agreement among the Company, Ladder Capital Finance LLC and Deutsche Bank AG, New York Branch (the “Loan Agreement”) to obtain additional mortgage financing of approximately $227.0 million to fund the acquisition of the Portfolio (the “Additional Loan”). The Additional Loan is secured by the remaining 20 Hotels, which were delivered unencumbered by debt at the closing of the acquisition of the Portfolio, and an additional hotel property already owned by a subsidiary of the Company’s operating partnership.

The Additional Loan matures on March 6, 2017, subject to a one-year extension right, which, if exercised, would result in an outside maturity date of March 6, 2018. The Additional Loan has an interest rate equal to the greater of (i) a floating rate of interest equal to 6.00% plus LIBOR and (ii) 6.25%. The Additional Loan is prepayable without prepayment penalties at any time upon at least thirty (30) days prior notice by the Company.

Property Improvement Plan Reserve Funds

On February 27, 2015, in connection with the Loan Assumption Agreements, the Company entered into a Payment Guaranty Agreement with U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-Inns Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “PIP Guaranty”) to fund future, estimated property improvements to certain of the Hotels of approximately $102.0 million, subject to increase or decrease as budgets for such improvements are finalized (the “PIP Budget”). The Company deposited $8.0 million into an escrow account upon entering into the PIP Guaranty and agreed to make additional deposits of (i) $4.0 million on April 30, 2015, (ii) $12.5 million on June 30, 2015, (iii) $25 million on December 31, 2015 and (iv) $2 million on the last day of each calendar month in the 2016 calendar year. Pursuant to the PIP Guaranty, the Company will also guaranty the difference between the PIP Budget and the amount actually deposited into escrow.

On February 27, 2015, pursuant to the Additional Loan Agreement, the Company, through wholly owned subsidiaries of ARC Hospitality Portfolio II Holdco, LLC acting as borrowers under the Additional Loan, agreed to deposit the following amounts into an escrow account with the lender for future property improvements at the 20 Hotels: (i) $5.0 million on March 31, 2015, (ii) $2.5 million on June 30, 2015, (iii) $2.5 million on September 30, 2015, (iv) $5.0 million on December 31, 2015, (v) $2.5 million on March 31, 2016 and (vi) $2.5 million on June 30, 2016.

The descriptions of the Loan Assumption Agreements, the Loan Agreement evidencing the Additional Loan, the Limited Liability Company Agreements, the Customary Guaranties, the Supplemental Guaranty and the PIP Guaranty in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Loan Assumption Agreements, the Loan Agreement evidencing the Additional Loan, the Limited Liability

Company Agreements, the Customary Guaranties, the Supplemental Guaranty and the PIP Guaranty. The Company will file the Loan Assumption Agreements, the Loan Agreement evidencing the Additional Loan, the Limited Liability Company Agreements, the Customary Guaranties, the Supplemental Guaranty and the PIP Guaranty as exhibits to its Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01. Financial Statements and Exhibits

(a) The audited and unaudited financial statements, as applicable, relating to the Portfolio, required by Rule 3-05 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days.

(b) The unaudited pro forma financial information, taking into account the acquisition of the Portfolio, required by Article 11 of Regulation S-X is not included in this Current Report on Form 8-K. The Company will file such financial information with the U.S. Securities and Exchange Commission within 71 calendar days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

Date: March 5, 2015	By:	/s/ Jonathan P. Mehlman
	Name:	Jonathan P. Mehlman
	Title:	Chief Executive Officer and President